Vanguard Total International Stock Index Fund

Supplement to the Prospectuses and Summary Prospectuses Dated November 29, 2010

Important Information Regarding Vanguard Total International Stock Index Fund

Effective January 28, 2011, Vanguard Total International Stock Index Fund ETF

Shares have commenced operations.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 113C 012011